PIONEER EQUITY-INCOME FUND
                                 60 State Street
                           Boston, Massachusetts 02109

OFFICERS
JOHN F. COGAN, JR., Chairman and President
DAVID D. TRIPPLE, Executive Vice President
JOHN A. CAREY, Vice President
WILLIAM H. KEOUGH, Treasurer
JOSEPH P. BARRI, Secretary

TRUSTEES
JOHN F. COGAN, JR.
RICHARD H. EGDAHL, M.D.
MARGARET B.W. GRAHAM
JOHN W. KENDRICK
MARGUERITE A. PIRET
DAVID D. TRIPPLE
STEPHEN K. WEST
JOHN WINTHROP

INVESTMENT ADVISER
PIONEERING MANAGEMENT
CORPORATION

PRINCIPAL UNDERWRITER
PIONEER FUNDS
DISTRIBUTOR, INC.

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.

INDEPENDENT PUBLIC
ACCOUNTANTS
ARTHUR ANDERSEN LLP

LEGAL COUNSEL
HALE AND DORR

SHAREHOLDER SERVICES AND TRANSFER AGENT
PIONEERING SERVICES CORPORATION
60 State Street
Boston, Massachusetts 02109

Please call Pioneer for information on:
Existing accounts, new accounts,
prospectuses, applications,
and service forms 1-800-225-6292
Fund yields and prices 1-800-225-4321
Toll-free fax 1-800-225-4240
Retirement plans 1-800-622-0176
Telecommunications Device for the
Deaf (TDD) 1-800-225-1997
When distributed to persons who are not shareowners of the Fund, this report must be accompanied by an official prospectus, which discusses the objectives, policies, sales charges and other information about the Fund.

1295-2921
((c))Pioneer Funds Distributor, Inc.

[PIONEER LOGO]

Pioneer
Equity-Income
Fund

ANNUAL REPORT
OCTOBER 31, 1995

Dear Shareowners:
--------------------------------------------------------------------------------
Pioneer Equity-Income Fund closed its sixth fiscal year on October 31, 1995.
It was a tremendous year in the United States stock market. Lower interest rates, good growth in corporate earnings and a host of corporate mergers and acquisitions encouraged investors to continue committing assets to the market. Even so, valuations remained compelling in many instances, and your Fund's managers had little trouble finding attractive investments for the portfolio.

                           How Your Fund Performed

We are pleased to report the following results for the 12 months ended October 31, 1995. For additional performance information, please turn to pages 3 and 4.

                                Class A Shares

(bullet) Shareowners received a total of $0.53 per share in quarterly income dividends, along with a $0.40 per share capital gains distribution made in December 1994.

(bullet) The Fund continued to meet its goal of providing a yield above the 2.34% yield generated by the unmanaged Standard & Poor's (S&P) 500 Index.

(bullet) Net asset value rose to $18.22 per share at October 31, 1995, from $16.16 per share at October 31, 1994, even after the payment of distributions reduced the share price.

(bullet) The Fund generated a 12-month total return of 19.51% at net asset value. The unmanaged, broad-based S&P 500 posted a total return of 26.36% over the same period, reflecting the high-flying performance of technology stocks, most of which are not eligible for your Fund's portfolio since they do not pay dividends. Total return reflects the change in share price, assuming the reinvestment of all distributions at net asset value.

                                Class B Shares

(bullet) Shareowners received a total of $0.45 per share in quarterly income dividends, and also received a $0.40 per share capital gains distribution in December 1994.

(bullet) The Fund continued to meet its goal of providing a yield above the 2.34% yield generated by the unmanaged Standard & Poor's (S&P) 500 Index.

(bullet) Net asset value was $18.15 per share at October 31, 1995, versus
         $16.14 per share on October 31, 1994, even after the payment of distributions reduced the share price.

(bullet) The Fund's 12-month total return was 18.64%, assuming shares were held for the entire period. Total return reflects the change in share price, assuming the reinvestment of all distributions.

                       A Review of Investment Activity

Since our semiannual report to you dated April 30, the Fund has continued to experience significant growth in assets. Total net assets as of October 31 were $310 million, up from $238 million at April 30 and $189 million at the beginning of the fiscal year. The growth has resulted from both appreciation of portfolio holdings and new purchases of Fund shares. The higher asset base has permitted us to expand Fund holdings and also to initiate positions in additional securities we regard as promising. On balance, however, we actually reduced the number of positions in the portfolio over the past six months, liquidating 12 securities while adding six. However, we considerably bolstered many existing holdings in a variety of industries. Weightings increased in the metals and mining group, financial stocks, pharmaceutical companies, and the telecommunications group within the utilities sector. At the same time, we decreased holdings in energy stocks and gas and water utilities. The Fund also realized substantial percentage gains on convertible holdings, and we consequently reduced the portfolio weighting there.

The positions added recently show the diversity of the portfolio. Aluminum Company of America, better known as Alcoa, is the world's leading aluminum producer. Armstrong World Industries is a strong player in the building-materials market through its resilient flooring and acoustical ceiling-tile businesses. Westinghouse Electric has an exciting opportunity to expand its broadcasting operations through its pending acquisition of CBS. PNC Bank has been strengthening its market presence in the Middle Atlantic through acquisitions. International Business Machines (IBM) is in the midst of an impressive recovery in earnings and is one of the major participants in the exciting technology sector. Finally, Frontier, the former Rochester Telephone, is a strong, independent company that has been in the forefront of meeting new industry conditions. The accompanying chart shows the Fund's sector distribution at the close of the fiscal year.

[PIE CHART]

               Sector Distribution
(percentage of equity investments as of 10/31/95)

      Utilities                    26%
      Financial                    20%
      Consumer Non-Durables        11%
      Basic Industries             10%
      Consumer Durables             8%
      Services                      7%
      Transportation                7%
      Capital Goods                 4%
      Energy                        4%
      Technology                    3%

                                Looking Ahead

As we move into the Fund's new fiscal year, there is concern about a possible economic slowdown and the implications it could have for stock prices. It is not our practice to make predictions about the stock market. In fact, we have no idea how anyone can do that with any degree of confidence. The market appears to us, at least on a short-term basis, much too complex in its reactions to news and economic developments. One need only look at a chart of the market over a period of years, as measured by one of the prominent market indexes, to see that there were considerable fluctuations in prices, even as they continued their long-term march upward. Furthermore, the number of fluctuations has been exceeded considerably by the number of explanations for them. At Pioneer, we prefer to focus on the underlying values of the stocks we buy. We believe that is the best way to make money in the stock market over the long term and also to preserve asset values during difficult times that might arise.

Despite investors' concern about the state of the economy, we see many companies that appear well positioned for growth in earnings and dividends. Our focus is on companies we believe will be able to raise their dividend in the years ahead. At the same time, we hope to provide meaningful appreciation in asset values so that our shareowners experience a satisfactory total return. There can, of course, be no guarantees. We can only state that it is our intention to do the best we can to meet your needs as investors in a conservative, income-oriented equity fund.

The following pages include the audited list of portfolio holdings for the Fund, along with financial statements, as of October 31, 1995. If you have any questions pertaining to your investment in Pioneer Equity-Income Fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Thank you for your support.

Respectfully submitted,

/s/ John F. Cogan, Jr.
---------------------------------

John F. Cogan, Jr.
Chairman and President,
Pioneer Equity-Income Fund

December 8, 1995

                        Growth of a $10,000 Investment*

The following chart shows the growth of a $10,000 investment made in Pioneer Equity-Income Fund Class A shares at its public offering price on July 25, 1990, compared to the growth of the Standard & Poor's 500 Index.+

[LINE CHART]

--------------------------------------------------------------
PIONER EQUITY-INCOME FUND CLASS A:
Average Annual Total Returns
(for periods ended October 31, 1995

                               Net Asset      Public Offering
Class A Shares                   Value             Price*
--------------                   -----             ------
Life of Fund (7/25/90)           13.72%            12.44%
Five Years                       17.85             16.47
Three Years                      13.03             10.81
One Year                         19.51             12.61
--------------------------------------------------------------
               Pioneer Equity-Income                    Standard & Poor's
               Fund Class A                             500 Index
               ------------                             ---------
7/31/90         9425                                    10000
10/31/90        8160                                     8619
1/31/91         9159                                     9844
4/30/91         9913                                    10823
7/31/91        10453                                    11280
10/31/91       11025                                    11507
1/31/92        11239                                    12073
4/30/92        11947                                    12344
7/31/92        12733                                    12719
10/31/92       12848                                    12649
1/31/93        13809                                    13349
4/30/93        14517                                    13481
7/31/93        14871                                    13824
10/31/93       15509                                    14533
1/31/94        15638                                    15060
4/30/94        15111                                    14199
7/31/94        15602                                    14541
10/31/94       15523                                    15095
1/31/95        15314                                    15143
4/30/95        16234                                    16672
7/31/95        17783                                    18326
10/31/95       18552                                    19074

The Standard & Poor's (S&P) 500 Index is an unmanaged, capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses.

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.
+ Index comparisons begin July 31, 1990.
  Past performance does not guarantee future results. Return and principal fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                        Growth of a $10,000 Investment*

The following chart shows the growth of a $10,000 investment made in Pioneer Equity-Income Fund Class B shares, compared to the growth of the Standard & Poor's 500 Index.

[LINE CHART]

--------------------------------------------------------------
PIONER EQUITY-INCOME FUND CLASS B:
Average Annual Total Returns
(for periods ended October 31, 1995

Class B Shares                  If Held         If Redeemed*
--------------                  -------         ------------
Life of Fund (4/4/94)            15.57%            13.22%
One Year                         18.64             14.64
--------------------------------------------------------------
               Pioneer Equity-Income                    Standard & Poor's
               Fund Class B                             500 Index
               ------------                             ---------
4/30/94        10000                                    10000
5/31/94        10163                                    10124
6/30/94        9985                                      9928
7/31/94        10313                                    10241
8/31/94        10558                                    10626
9/30/94        10235                                    10414
10/31/94       10242                                    10631
11/30/94        9848                                    10211
12/31/94        9946                                    10412
1/31/95        10091                                    10665
2/28/95        10380                                    11049
3/31/95        10499                                    11422
4/30/95        10671                                    11742
5/31/95        10975                                    12168
6/30/95        11219                                    12509
7/31/95        11672                                    12907
8/31/95        11898                                    12903
9/30/95        12232                                    13500
10/31/95       11751                                    13433

The Standard & Poor's (S&P) 500 Index is an unmanaged, capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses.

* Reflects deduction of the maximum 4.0% contingent deferred sales charge at the end of the period and assumes reinvestment of distributions.
  Past performance does not guarantee future results. Return and principal fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS--PIONEER EQUITY-INCOME FUND--OCTOBER 31, 1995
--------------------------------------------------------------------------------

  Principal
   Amount                                                                      Value
------------                                                               -------------
                             INVESTMENT IN SECURITIES--99.4%
                            CONVERTIBLE CORPORATE BONDS--1.3%
$1,500,000     AMR Corp., Conv. Sub. Deb., 6.125%, 2024                     $ 1,462,500
 1,310,000     Guilford Mills Inc., Conv. Sub. Deb., 6.00%, 2012              1,234,675
 1,000,000     Raymond Corp., Conv. Sub. Deb., 6.50%, 2003                    1,252,500
                                                                              -----------
                  TOTAL CONVERTIBLE CORPORATE BONDS (Cost $3,475,000)       $ 3,949,675
                                                                              -----------
  Shares
------------
                            CONVERTIBLE PREFERRED STOCKS--5.8%
    20,000     Ashland Inc., 3.125%                                         $ 1,095,000
    75,000     Delta Air Lines, Inc., $3.50, Series C                         4,153,125
    20,000     Reading & Bates, $1.625                                          695,000
    70,000     Reynolds Metals, 7.00%                                         3,500,000
   132,400     Rouse Co., 6.50%, Series A                                     7,157,875
     1,840     Stepan Company, 5.50%                                             36,800
    33,000     U.S. Steel Corp., 6.50%                                        1,559,250
                                                                              -----------
                  TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $17,379,425)     $18,197,050
                                                                              -----------
                                   COMMON STOCKS--92.3%
                                  BASIC INDUSTRIES--8.3%
                                     Chemicals--3.3%
   105,624     ARCO Chemical Company                                        $ 5,175,576
    78,000     Borden Chemicals and Plastics, L.P.                            1,267,500
    61,500     E.I. du Pont de Nemours and Co.                                3,836,062
                                                                              -----------
                                                                            $10,279,138
                                                                              -----------
                                    Iron & Steel--1.7%
   348,937     Roanoke Electric Steel Corp.                                 $ 5,321,289
                                                                              -----------
                                  Metals & Mining--3.3%
    10,000     Aluminum Company of America                                  $   510,000
     3,800     Great Northern Iron Ore Properties CBI                           178,600
   150,600     Phelps Dodge Corp.                                             9,544,275
                                                                              -----------
                                                                            $10,232,875
                                                                              -----------
                  TOTAL BASIC INDUSTRIES                                    $25,833,302
                                                                              -----------
                                   CAPITAL GOODS--4.3%
                              Aerospace Manufacturing--0.8%
    35,860     Lockheed Martin Corp.                                        $ 2,442,963
                                                                              -----------
                             Construction & Engineering--0.2%
    10,000     Armstrong World Industries Inc.                              $   593,750
                                                                              -----------
                                   Producer Goods--3.3%
   187,650     The Gorman-Rupp Co.                                          $ 2,697,469
     8,000     Manitowoc Company Inc.                                           227,000
    63,000     Minnesota Mining & Manufacturing Co.                           3,583,125
   255,000     Westinghouse Electric Corp.                                    3,601,875
                                                                              -----------
                                                                            $10,109,469
                                                                              -----------
                  TOTAL CAPITAL GOODS                                       $13,146,182
                                                                              -----------
                                 CONSUMER DURABLES--7.9%
                                   Motor Vehicles--7.9%
   126,650     Chrysler Corp.                                               $ 6,538,306
   325,800     Ford Motor Co.                                                 9,366,750
   195,700     General Motors Corp.                                           8,561,875
                                                                              -----------
                  TOTAL CONSUMER DURABLES                                   $24,466,931
                                                                              -----------

   The accompanying notes are an integral part of these financial statements.
                                      5

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS--PIONEER EQUITY-INCOME FUND--OCTOBER 31, 1995
--------------------------------------------------------------------------------

  Shares                                                                    Value
---------                                                               -------------
                            CONSUMER NON-DURABLES--10.6%
                              Agriculture & Food--7.9%
100,900     CPC International, Inc.                                      $ 6,697,237
 78,125     Flowers Industries, Inc.                                       1,689,453
 58,500     Heinz H. J. Co.                                                2,720,250
 20,000     Kellogg Co.                                                    1,445,000
 79,200     Lance Inc.                                                     1,336,500
 82,500     Nash-Finch Co.                                                 1,474,688
180,000     Quaker Oats Co.                                                6,142,500
102,300     Sara Lee Corp.                                                 3,005,063
                                                                           -----------
                                                                         $24,510,691
                                                                           -----------
                              Consumer Luxuries--0.2%
 20,000     Cedar Fair, L.P.                                             $   630,000
                                                                           -----------
                               Retail Non-Food--2.5%
 60,000     J.C. Penney Co., Inc.                                        $ 2,527,500
 74,000     May Department Stores Co.                                      2,904,500
 30,000     Mercantile Stores Co., Inc.                                    1,346,250
 25,000     Sears Roebuck and Co.                                            850,000
                                                                           -----------
                                                                         $ 7,628,250
                                                                           -----------
               TOTAL CONSUMER NON-DURABLES                               $32,768,941
                                                                           -----------
                                    ENERGY--3.3%
                             Oil & Gas Extraction--3.3%
 63,500     Amoco Corp.                                                  $ 4,056,062
 26,000     Atlantic Richfield Co.                                         2,775,500
 42,200     BP Prudhoe Bay Royalty Trust                                     590,800
 64,000     Chevron Corp.                                                  2,992,000
                                                                           -----------
               TOTAL ENERGY                                              $10,414,362
                                                                           -----------
                                  FINANCIAL--17.4%
                              Commercial Banks--17.0%
103,100     AmSouth Bancorp                                              $ 4,111,112
 70,400     The Bank of New York Company, Inc.                             2,956,800
 95,000     Boatmen's Bancshares, Inc.                                     3,610,000
157,500     CoreStates Financial Corp.                                     5,729,063
172,800     FirsTier Financial, Inc.                                       7,354,800
160,000     First Security Corp.                                           5,240,000
 70,000     First Tennessee National Corp.                                 3,745,000
160,781     Huntington Bancshares, Inc.                                    3,838,646
 65,000     Magna Group, Inc.                                              1,600,625
108,000     National City Corp.                                            3,334,500
201,127     Old Kent Financial Corp.                                       7,693,108
 75,000     PNC Bank Corp.                                                 1,968,750
 65,000     Southtrust Corp.                                               1,633,125
                                                                           -----------
                                                                         $52,815,529
                                                                           -----------
                                 Real Estate--0.4%
 62,900     Rouse Co.                                                    $ 1,352,350
                                                                           -----------
               TOTAL FINANCIAL                                           $54,167,879
                                                                           -----------
                                   SERVICES--6.7%
                            Health & Personal Care--1.0%
 79,700     U.S. Healthcare, Inc.                                        $ 3,068,450
                                                                           -----------
                                  Publishing--3.1%
 78,500     Dun & Bradstreet Corp.                                       $ 4,690,375
 40,000     McGraw-Hill Companies, Inc.                                    3,275,000
 60,000     New York Times Co.                                             1,665,000
                                                                           -----------
                                                                         $ 9,630,375
                                                                           -----------

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS--PIONEER EQUITY-INCOME FUND--OCTOBER 31, 1995
--------------------------------------------------------------------------------
Shares                                                                    Value
---------                                                               -------------
                               Pharmaceuticals--2.6%
 18,000     Johnson & Johnson                                            $ 1,467,000
125,000     Schering-Plough                                                6,703,125
                                                                           -----------
                                                                         $ 8,170,125
                                                                           -----------
               TOTAL SERVICES                                            $20,868,950
                                                                           -----------
                                  TECHNOLOGY--2.6%
                              Business Machines--1.8%
 99,000     Apple Computers, Inc.                                        $ 3,594,938
 20,000     IBM Corp.                                                      1,945,000
                                                                           -----------
                                                                         $ 5,539,938
                                                                           -----------
                                 Electronics--0.8%
 36,500     Thomas & Betts Corp.                                         $ 2,358,813
                                                                           -----------
               TOTAL TECHNOLOGY                                          $ 7,898,751
                                                                           -----------
                                TRANSPORTATION--5.2%
                                Railroad & Bus--5.2%
 78,000     Conrail, Inc.                                                $ 5,362,500
 71,600     Norfolk Southern Corp.                                         5,531,100
 79,000     Union Pacific Corp.                                            5,164,625
                                                                           -----------
               TOTAL TRANSPORTATION                                      $16,058,225
                                                                           -----------
                                  UTILITIES--26.0%
                               Electric Utility--3.8%
147,100     Allegheny Power System, Inc.                                 $ 3,879,762
 50,000     IES Industries, Inc.                                           1,331,250
 58,100     Pacific Gas & Electric Co.                                     1,706,688
140,450     Western Resources, Inc.                                        4,722,631
                                                                           -----------
                                                                         $11,640,331
                                                                           -----------
                                 Gas Utility--3.3%
 55,300     Brooklyn Union Gas Co.                                       $ 1,389,412
 83,450     Connecticut Energy Corp.                                       1,616,844
 85,950     Indiana Energy, Inc.                                           1,815,694
 25,000     North Carolina Natural Gas Corp.                                 559,375
 34,200     Northwest Natural Gas Co.                                      1,094,400
 41,700     NUI Corp.                                                        682,838
 47,400     Pennsylvania Enterprises, Inc.                                 1,647,150
 98,000     Public Service Co. of North Carolina, Inc.                     1,543,500
                                                                           -----------
                                                                         $10,349,213
                                                                           -----------
                             Telecommunications--16.5%
152,000     Ameritech Corp.                                              $ 8,208,000
 82,100     Bell Atlantic Corp.                                            5,223,612
 64,100     BellSouth Corp.                                                4,903,650
 78,700     Frontier Corp.                                                 2,124,900
104,000     GTE Corp.                                                      4,290,000
275,500     Lincoln Telecommunications Co.                                 4,752,375
104,000     NYNEX Corp.                                                    4,888,000
320,000     Pacific Telesis Group                                          9,720,000
 40,000     SBC Communications, Inc.                                       2,235,000
 99,877     U.S. West, Inc.                                                4,756,642
                                                                           -----------
                                                                         $51,102,179
                                                                           -----------
                                Utility/Other--2.4%
 75,200     American Water Works, Inc.                                   $ 2,397,000
 10,500     California Water Service Co.                                     349,125
 68,000     E'Town Corp.                                                   1,870,000
 62,200     Middlesex Water Co.                                            1,057,400
 99,200     Southern California Water Co.                                  1,872,400
                                                                           -----------
                                                                         $ 7,545,925
                                                                           -----------
               TOTAL UTILITIES                                           $80,637,648
                                                                           -----------

   The accompanying notes are an integral part of these financial statements.
                                      7

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS--PIONEER EQUITY-INCOME FUND--OCTOBER 31, 1995
--------------------------------------------------------------------------------

                                                                               Value
                                                                           --------------
                  TOTAL COMMON STOCKS (Cost $248,939,028)                   $286,261,171
                                                                              ------------
                  TOTAL INVESTMENT IN SECURITIES (Cost $269,793,453) (a)    $308,407,896
                                                                              ------------

Principal
  Amount
------------
                             TEMPORARY CASH INVESTMENT--0.6%
$1,728,000     Ford Motor Credit Co., 5.9%, 11/1/95                         $  1,728,283
                                                                              ------------
                 TOTAL TEMPORARY CASH INVESTMENT (Cost $1,728,000)          $  1,728,283
                                                                              ------------
                 TOTAL INVESTMENT IN SECURITIES AND TEMPORARY CASH
                  INVESTMENT--100% (Cost $271,521,453)                      $310,136,179
                                                                              ============

(a) At October 31, 1995, the net unrealized gain on investments based on cost for federal income tax purposes of $269,531,547 was as follows:

    Aggregate gross unrealized gain for all investments in which there is
    an excess of value over tax cost                                        $43,210,249
    Aggregate gross unrealized loss for all investments in which there is
    an excess of tax cost over value                                         (4,333,900)
                                                                             -----------
    Net unrealized gain                                                     $38,876,349
                                                                             ===========

--------------------------------------------------------------------------------
Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 1995 aggregated $113,744,518 and $31,263,508, respectively.

   The accompanying notes are an integral part of these financial statements.
                                      8

--------------------------------------------------------------------------------
                           PIONEER EQUITY-INCOME FUND
                         BALANCE SHEET--October 31, 1995
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (including temporary cash investment of $1,728,283)
   (cost $271,521,453; see Schedule of Investments and Note 1)                                $310,136,179
 Cash                                                                                                5,284
 Receivables--
  Investment securities sold                                                                       175,327
  Trust shares sold                                                                              1,854,856
  Dividends and Interest                                                                           864,244
 Other                                                                                              10,578
                                                                                                ------------
   Total assets                                                                               $313,046,468
                                                                                                ------------
LIABILITIES:
 Payables--
  Investment securities purchased                                                             $  2,237,563
  Trust shares repurchased                                                                         160,068
 Accrued expenses--
  Management fees (Note 2)                                                                          32,898
  Other (Notes 2, 3 and 4)                                                                         201,789
                                                                                                ------------
   Total liabilities                                                                          $  2,632,318
                                                                                                ------------
NET ASSETS:
 Paid-in capital (Note 1)                                                                     $268,867,945
 Accumulated undistributed net investment income (Note 1)                                          474,567
 Accumulated undistributed net realized gain on investments (Note 1)                             2,457,195
 Net unrealized gain on investments                                                             38,614,443
                                                                                                ------------
   Total net assets                                                                           $310,414,150
                                                                                                ============
NET ASSET VALUE PER SHARE:
       Class A--(based on $249,980,821/ 13,722,376 shares of beneficial interest
        outstanding--unlimited number of shares authorized)                                        $18.22
                                                                                                ============
       Class B--(based on $60,433,329/ 3,328,803 shares of beneficial interest
        outstanding--unlimited number of shares authorized)                                        $18.15
                                                                                                ============
MAXIMUM OFFERING PRICE:
       Class A                                                                                     $19.33
                                                                                                ============

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
                           PIONEER EQUITY-INCOME FUND
                             STATEMENT OF OPERATIONS
                       For the Year Ended October 31, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1):
 Dividends                                               $10,537,925
 Interest                                                    329,785
                                                         -----------
  Total investment income                                              $10,867,710
                                                                        -----------
EXPENSES:
 Management fees (Note 2)                                $ 1,559,459
 Transfer agent fees (Note 3)
  Class A                                                    471,753
  Class B                                                     73,658
 Distribution fees (Note 4)
  Class A                                                    516,430
  Class B                                                    333,963
 Accounting (Note 2)                                          78,200
 Professional fees                                            70,910
 Registration fees                                           140,350
 Custodian fees                                               40,875
 Printing                                                     13,480
 Fees and expenses of nonaffiliated trustees                  10,670
 Miscellaneous                                                22,063
                                                         -----------
  Total expenses                                                       $ 3,331,811
   Less fees paid indirectly (Note 5)                                      (46,028)
                                                                        -----------
   Net expenses                                                        $ 3,285,783
                                                                        -----------
   Net investment income                                               $ 7,581,927
                                                                        -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments (Note 1)                             $ 2,578,622
 Change in net unrealized gain on investments                           35,460,573
                                                                        -----------
  Net gain on investments                                              $38,039,195
                                                                        -----------
   Net increase in net assets resulting from
    operations                                                         $45,621,122
                                                                        ===========

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
                           PIONEER EQUITY-INCOME FUND
                       STATEMENTS OF CHANGES IN NET ASSETS
                  FOR THE YEARS ENDED OCTOBER 31, 1995 AND 1994
--------------------------------------------------------------------------------

                                                                                      Year Ended     Year Ended
                                                                                      October 31,   October 31,
                                                                                         1995           1994
                                                                                     ------------   ------------
FROM OPERATIONS:
 Net investment income                                                               $  7,581,927   $  5,565,571
 Net realized gain on investments                                                       2,578,622      4,766,366
 Change in net unrealized gain on investments                                          35,460,573     (9,777,231)
                                                                                     -------------   ------------
  Net increase in net assets resulting from operations                               $ 45,621,122   $    554,706
                                                                                     -------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income
  Class A--($0.53 and $0.54 per share, respectively)                                 $ (6,559,110)  $ (5,293,281)
  Class B--($0.45 and $0.24 per share, respectively)                                     (866,524)      (103,611)
 Net realized gain on investments
  Class A--($0.40 and $0.23 per share, respectively)                                   (4,472,881)    (2,041,544)
  Class B--($0.40 and $0.00 per share, respectively)                                     (399,279)       --
                                                                                     -------------   ------------
 Decrease in net assets resulting from distributions to shareholders                 $(12,297,794)  $ (7,438,436)
                                                                                     -------------   ------------
FROM TRUST SHARE TRANSACTIONS:
 Net proceeds from sale of shares                                                    $136,750,005   $ 86,133,165
 Net asset value of shares issued to shareholders in reinvestment of dividends         11,369,138      6,765,985
 Cost of shares repurchased                                                           (59,634,245)   (40,434,920)
                                                                                     -------------   ------------
  Increase in net assets resulting from trust share transactions                     $ 88,484,898   $ 52,464,230
                                                                                     -------------   ------------
  Net increase in net assets                                                         $121,808,226   $ 45,580,500
NET ASSETS:
 Beginning of year                                                                    188,605,924    143,025,424
                                                                                     -------------   ------------
 End of year (including accumulated undistributed net investment income of
    $474,567 and $309,956 respectively)                                              $310,414,150   $188,605,924
                                                                                     =============   ============

                                                                  YEAR ENDED                   YEAR ENDED
                                                               OCTOBER 31, 1995             OCTOBER 31, 1994
                                                          --------------------------    --------------------------
                                                            SHARES        AMOUNT         SHARES        AMOUNT
                                                          -----------   ------------   -----------    ------------
CLASS A
 Shares sold                                               5,290,568   $ 87,988,000     4,451,676   $ 72,541,569
 Shares issued to shareholders in reinvestment of
    distributions                                            645,020     10,214,521       409,140      6,673,425
 Less shares repurchased                                  (3,101,300)   (51,919,543)   (2,425,325)   (39,468,824)
                                                          -----------   ------------   -----------    ------------
 Net increase                                              2,834,288   $ 46,282,978     2,435,491   $ 39,746,170
                                                          ===========   ============   ===========    ============
CLASS B*
 Shares sold                                               2,941,211   $ 48,762,005       838,390   $ 13,591,596
 Shares issued to shareholders in reinvestment of
    distributions                                             71,617      1,154,617         5,631         92,560
 Less shares repurchased                                    (468,458)    (7,714,702)      (59,588)      (966,096)
                                                          -----------   ------------   -----------    ------------
 Net increase                                              2,544,370   $ 42,201,920       784,433   $ 12,718,060
                                                          ===========   ============   ===========    ============
* Class B shares were first publicly offered on April 4, 1994.

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
                           PIONEER EQUITY-INCOME FUND
                              FINANCIAL HIGHLIGHTS
         Selected Data for a Share Outstanding for the Periods Presented
--------------------------------------------------------------------------------

                                                                                                  July 25,
                                                      For the Year Ended October 31,               1990 to
                                           ---------------------------------------------------   October 31,
CLASS A                                       1995      1994       1993       1992      1991        1990
                                           ---------  ---------  ---------  --------  -------- -------------
Net asset value, beginning of period        $  16.16  $  16.92   $  14.56   $ 13.25   $ 10.35      $ 12.50
                                             -------   --------   --------   -------   -------    -----------
Increase (decrease) from investment
  operations:
 Net investment income                      $   0.54  $   0.55   $   0.50   $  0.52   $  0.61      $  0.22
 Net realized and unrealized gain (loss)
  on investments                                2.45     (0.54)      2.46      1.57      2.94        (2.24)
                                             -------   --------   --------   -------   -------    -----------
  Total increase (decrease) from
  investment operations                     $   2.99  $   0.01   $   2.96   $  2.09   $  3.55      $ (2.02)
Distributions to shareholders from:
 Net investment income                         (0.53)    (0.54)     (0.50)    (0.56)    (0.65)       (0.13)
 Net realized gain                             (0.40)    (0.23)     (0.10)    (0.22)     --           --
                                             -------   --------   --------   -------   -------    -----------
Net increase (decrease) in net asset value  $   2.06  $  (0.76)  $   2.36   $  1.31   $  2.90      $ (2.15)
                                             -------   --------   --------   -------   -------    -----------
Net asset value, end of period              $  18.22  $  16.16   $  16.92   $ 14.56   $ 13.25      $ 10.35
                                             =======   ========   ========   =======   =======    ===========
Total return *                                 19.51%     0.09%     20.71%    16.53%    35.10%      (13.40%)
Ratio of net operating expenses to average
  net assets                                    1.29%+    1.24%      1.33%     1.73%     1.75%        1.75%**
Ratio of net investment income to average
  net assets                                    3.26%+    3.43%      3.20%     4.01%     5.54%        8.44%**
Portfolio turnover rate                        13.10%    26.67%     13.57%    18.13%    54.37%        3.83%**
Net assets, end of period (in thousands)    $249,981  $175,943   $143,025   $39,269   $10,616      $ 3,212
Ratios assuming no waiver of fees or
  assumption of expenses by PMC and no
  reduction of fees paid indirectly:
 Net operating expenses                           --        --         --      1.77%     2.92%        6.62%**
 Net investment income                            --        --         --      3.97%     4.37%        3.57%**
Ratios assuming reduction for fees paid
  indirectly:
 Net operating expenses                         1.27%       --         --        --        --           --
 Net investment income                                                                                  --
                                                3.28%       --         --        --        --

 + Ratios include fees paid indirectly.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
                           PIONEER EQUITY-INCOME FUND
                              FINANCIAL HIGHLIGHTS
   Selected Data for a Share Outstanding for the Periods Presented (continued)
--------------------------------------------------------------------------------

                                                           Year Ended
                                                          October 31,    April 4, 1994 to
                                                              1995       October 31, 1994
                                                         --------------- ----------------
CLASS B
Net asset value, beginning of period                        $ 16.14          $ 15.46
                                                         --------------    --------------
Increase from investment operations:
 Net investment income                                      $  0.45          $  0.21
 Net realized and unrealized gain on investments               2.41             0.71
                                                         --------------    --------------
  Total increase from investment operations                 $  2.86          $  0.92
Distributions to shareholders:
 From net investment income                                   (0.45)           (0.21)
 In excess of net investment income                            --              (0.03)
 From net realized gain                                       (0.40)            --
                                                         --------------    --------------
Net increase in net asset value                             $  2.01          $  0.68
                                                         --------------    --------------
Net asset value, end of period                              $ 18.15          $ 16.14
                                                         ==============    ==============
Total return *                                                18.64%            5.93%
Ratio of net operating expenses to average net assets          2.02%+           1.92%**
Ratio of net investment income to average net assets           2.35%+           2.35%**
Portfolio turnover rate                                       13.10%           26.67%
Net assets, end of period (in thousands)                    $60,433          $12,663
Ratios assuming reduction for fees paid indirectly:
Net operating expenses                                         1.98%              --
Net investment income                                                             --
                                                               2.39%

 + Ratios include fees paid indirectly.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.

   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS--October 31, 1995
--------------------------------------------------------------------------------
1. Pioneer Equity-Income Fund (the Fund), one of three funds that composes Pioneer Growth Trust, is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company.

   The Board of Trustees (the Trustees) has authorized the issuance of two share classes of the Fund, designated as Class A and Class B shares. Class B shares were first publicly offered on April 4, 1994. Shares issued and outstanding prior to April 4, 1994 were designated as Class A shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by shareholders of Class A and Class B shares, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

    A. Security Valuation-Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Trustees. Temporary cash investments are valued at amortized cost plus accrued interest, which approximates value. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

   Gains and losses on sales of investments are calculated on the "identified cost" method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

    B. Federal Taxes-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   The Fund has reclassified $8,318 from accumulated undistributed net realized gain on investments to accumulated undistributed net investment income. This reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

    C. Trust Shares-The Fund records sales and repurchases of its trust shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $247,398 in underwriting commissions on the sale of the Fund's trust shares during the year ended October 31, 1995. Distributions to shareholders are recorded as of the ex-dividend date. Dividends paid by the Fund, if any, with respect to each class of shares are calculated in the same manner, at the same time, on the same day and in the same amount, except that Class A and Class B shares can bear different transfer agent and distribution fees.

    D. Class Allocations-Distribution expenses are calculated based on the average daily net asset value attributable to Class A and Class B shares of the Fund, respectively. Shareholders of Class A and Class B share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

--------------------------------------------------------------------------------
2. Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI.
Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $300 million; 0.60% of the next $200 million; 0.50% of the next $500 million; and 0.45% of the excess over $1 billion.

 In addition, under the management agreement, certain services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in accrued expenses-other is $7,577 in accounting fees payable to PMC at October 31, 1995.

3. PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in accrued expenses-other are $42,689 in transfer agent fees payable to PSC at October 31, 1995.

4. The Fund adopted a Plan of Distribution for Class A shares (Class A Plan) and Class B shares (Class B Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. These plans allow for Class A shares and Class B shares to reimburse and compensate PFD for providing varying levels of distribution services and other account maintenance services. The Class A Plan and Class B Plan provide for reimbursement of PFD's distribution services in an amount up to 0.25% and 0.75%, respectively, of the average daily net assets of the respective classes of shares. The Fund may also compensate PFD for additional services in an amount up to 0.25% of the Fund's average daily net assets attributable to Class B shares. Included in accrued expenses-other are $105,701 in distribution fees payable to PFD at October 31, 1995.

 Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (CDSC) at declining rates beginning at 4.0% based on the lower of cost or market value of shares being redeemed. Proceeds from the CDSC are paid to PFD. For the year ended October 31, 1995, CDSC in the amount of $43,141 was paid to PFD.

5. The Fund has entered into certain expense offset arrangements resulting in a reduction of the Fund's total expenses. For the year ended October 31, 1995, fees paid indirectly through such offset arrangements were $46,028.

--------------------------------------------------------------------------------
   TAX TREATMENT OF DISTRIBUTIONS MADE DURING THE YEAR ENDED OCTOBER 31, 1995
--------------------------------------------------------------------------------
During the fiscal year ended October 31, 1995, the Fund paid the following distributions:

                                          Distributions Per Share
                                          -----------------------
                                            From Net   From Net
  To Shareholders                          Investment  Realized
     of Record          Payment Date         Income      Gain
------------------   --------------------- ---------- -----------
Class A Shares
December 20, 1994    December 28, 1994       $0.14       $0.40
March 17, 1995       March 29, 1995           0.13          --
June 22, 1995        June 30, 1995            0.13          --
September 21, 1995   September 29, 1995       0.13          --
                                            ---------    -------
                     TOTAL                   $0.53       $0.40
                                            =========    =======
Class B Shares
December 20, 1994    December 28, 1994       $0.13       $0.40
March 17, 1995       March 29, 1995           0.11          --
June 22, 1995        June 30, 1995            0.11          --
September 21, 1995   September 29, 1995       0.10          --
                                            ---------    -------
                     TOTAL                   $0.45       $0.40
                                            =========    =======

On a per share basis, the distributions to Class A and Class B shareholders from net realized gain of $0.40 should be reported as long-term capital gain.

Corporate shareholders may deduct up to 70% of qualifying dividends received during the year. For purposes of computing the exclusion, 100% of distributions from net investment income represents qualifying dividends.

Shareholders who elected to take the Capital Gain Distribution in additional shares of the Fund should report the distribution as explained above. The tax cost of shares received is $15.04 and $15.03 per share for Class A and Class B shares, respectively.

The Fund hereby designates $7,323,138 as a capital gain dividend for the purposes of the dividend paid deduction.

--------------------------------------------------------------------------------
          TRUSTEES' FEES, PRINCIPAL SHAREHOLDERS AND SHARE OWNERSHIP OF
                       TRUSTEES AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------
The aggregate direct remuneration paid by the Fund to nonaffiliated trustees and officers during the year ended October 31, 1995 was approximately $9,300, plus expenses incurred in attending trustees meetings of approximately
$2,600. Fees of trustees who are affiliated with or "interested persons" of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., investment adviser and principal underwriter, respectively, of the Fund (approximately $300 in 1995), are reimbursed to the Fund by Pioneering Management Corporation in accordance with the management contract with the Fund. At October 31, 1995, the trustees and officers of the Fund owned beneficially 30,492 Class A shares of the Fund (approximately 0.22% of the outstanding Class A shares). The Pioneer Group, Inc., the parent company of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., is a publicly-held corporation of which Mr. Cogan, Chairman and President of the Fund, owned approximately 15% of the outstanding shares of capital stock at October 31, 1995.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF PIONEER EQUITY-INCOME FUND:

    We have audited the accompanying balance sheet of Pioneer Equity-Income Fund (one of three funds that composes Pioneer Growth Trust), including the schedule of investments, as of October 31, 1995, and the related statement of operations, statements of changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Equity-Income Fund as of October 31, 1995, the results of its operations, the changes in its net assets and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

Boston, Massachusetts                                      ARTHUR ANDERSEN LLP
November 27, 1995